Exhibit 10.1
GENERAL MILLS, INC.
PERFORMANCE STOCK UNIT AWARD

AGREEMENT
GRANT DATE:
PARTICIPANT: [Officer]
PERNR:
TARGET NUMBER OF

UNITS SUBJECT TO
AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE

OF RESTRICTED
PERIOD:
This Award

is made

under the

General Mills,

Inc. 2022

Stock Compensation

Plan (the

"Plan"), and

is
subject

to

the

terms

and

conditions

contained

in

the

Plan

document

and

this

Performance

Stock

Unit
Award

Agreement (“Agreement”).

The Participant:

(i) acknowledges

receipt of

a copy

of the

Plan and
Plan prospectus, (ii) represents that the Participant

has carefully read and is familiar with the provisions
of this Agreement and the Plan, and (iii) hereby accepts

the Performance Stock Units subject to all of the
terms

and

conditions

set

forth

herein,

and

in the

Plan.

If the

Participant

does

not

wish to

receive

the
Performance

Stock

Units and/or

does

not

consent

and

agree

to the

terms

and

conditions on

which the
Performance

Stock Units

are offered,

as set

forth in

this Agreement

and the

Plan, then

the Participant
must

reject

this

Award

via

the

website

of

the

Company’s

designated

broker,

no

later

than

60

days
following the Grant Date.

If the Participant rejects this Award,

this Award will immediately

be forfeited
and cancelled.

The Participant’s failure to

reject this Award

within this 60 day period will constitute the
Participant’s

acceptance

of this

Award

and all

terms

and conditions

of this

Award,

as set

forth

in this
Agreement and the Plan.
THIS AWARD,

dated on

the above

Grant Date,

is made

by General

Mills, Inc., (the

"Company"), and

made to
the person named above (the "Participant"

or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award

of Units.

Each unit

awarded represents

the right

to receive

one share

of the

Company common

stock,
par value

USD 0.10

per share

(“Stock”).

The units

granted

pursuant

to this

Agreement

are referred

to as

the
“Performance

Stock

Units”.

The

number

of

Performance

Stock

Units

earned

by

the

Participant

for

the
Performance Period will be determined at the end

of the Performance Period based on the level of achievement
against the

Performance Measures

and conditions

in accordance

with Attachment

A. The

number of

shares of
Stock the

Participant is

paid is

dependent on

the number

of Performance

Stock Units

earned and

satisfactory
completion

of

the

service

requirements

described

herein.

Whether,

and

the

extent

to

which

Performance
Measures have

been satisfied

at the

end of

the Performance

Period shall

be certified

by the

Compensation

&
Talent Committee before any payment is made, and all such determinations shall be made by the Compensation
& Talent

Committee in

its sole

discretion. For

each Performance

Stock Unit

earned and

vested, if

any,

at the
Expiration Date of the Restricted Period, one share of the Company’s Stock shall be issued to the Participant on the Expiration

Date of

the Restricted

Period, subject

to any

additional restrictions

or holding

requirements in
Attachment A. Except

as otherwise defined herein,

capitalized terms shall have

the same meanings

ascribed to
them under the Plan.
2.
Vesting of

Performance Stock Units; Forfeiture of Performance

Stock Units.
(a)
Vesting

Schedule
. The

Performance

Stock Units

shall vest

on the

Expiration

Date of

the Restricted
Period set forth above (“Vesting

Date”) subject to the terms of this Agreement and the Plan.
(b)
Forfeiture

of Performance

Stock Units
. The

Participant acknowledges

that the

Performance Stock
Units awarded hereunder are subject to forfeiture if the

Participant’s employment with the Company or
any subsidiary or affiliated companies terminates under certain circumstances before the Vesting

Date,
as herein provided.

(i)
Resignation or Termination

for Cause.

If the Participant’s employment with the Company or
any subsidiary or affiliated

companies is terminated

by either (i)

resignation, or (ii)

a discharge
due to Participant’s

illegal activities, poor

work performance,

misconduct or

violation of the
Company’s Code of Conduct, policies or practices, then

these Performance Stock Units, to

the
extent

they

are

not

fully

vested

as

of

the

Termination

Date,

shall

for

no

consideration

be
cancelled and

forfeited in

their entirety.

For the

avoidance of

doubt, “Termination

Date” for
purposes of this Award will be deemed to occur as of the date Participant is no longer actively
providing services

as an

employee, unless

otherwise determined

by the

Company in

its sole
discretion, and no vesting shall continue during any notice period that may be specified under contract or

applicable law

with respect

to such

termination, including

any “garden

leave” or
similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii) Involuntary Termination.

If the

Participant’s employment with the

Company or

any subsidiary
or affiliated companies terminates

involuntarily at the

initiation of the

Company for any

reason
other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company,

the following rules shall apply:
a)
In the event

that, at the

Termination

Date, the sum

of the Participant’s

age and
years

of

service

with

the

Company

or

any

subsidiary

or

affiliated

companies
equals or exceeds 70, then if such involuntary termination occurs before the end of the Company’s fiscal year

within which this Award

was granted, it shall vest
in a

pro-rata amount

based on

actual employment

completed during

said fiscal
year.

But if such involuntary termination

occurs after the end of

the fiscal year
in which it is

awarded, then it shall

vest fully.

In either case,

vested Performance
Stock

Units

shall

be

settled

and

paid

(subject

to

any

additional

restrictions

or
holding requirements in Attachment A) on the Expiration Date of the Restricted
Period, with a value, if any, that otherwise would be earned under the applicable
Performance

Measures

established

in

Attachment

A

based

on

actual
performance.
b)
In the event

that, at the

Termination

Date, the sum

of the Participant’s

age and
years of service

with the Company

or any subsidiary

or affiliated

companies is
less than 70,

this Award

shall be settled

and paid on

the Expiration Date

of the
Restricted Period (subject to any additional restrictions or holding requirements in Attachment A) with a value, if any, that otherwise would be earned under the
applicable Performance

Measures established

in Attachment A

based on actual
performance; and shall

vest at the Expiration

Date of the Restricted

Period in a
pro-rata amount based on actual

employment completed during the Performance
Period through

the Termination

Date. All

other Performance

Stock Units

shall
be forfeited as of the Termination

Date.
(iii) Death.

If a

Participant dies

while employed

by the

Company or

any subsidiary

or affiliated
companies during the Performance Period, this Award

shall fully vest and shall be considered
to

be

earned

in

full

“at

target”

as

if

the

applicable

Performance

Measures

established

in
Attachment A have been achieved at target,

and settled and paid on the first day of the month
following death to the designated beneficiary or beneficiaries.
(iv) Retirement
.

If the termination of employment is due to the Participant’s retirement on or after age 55 and completion of at least

five (5) years of service with the Company

or any subsidiary
or affiliated companies, then if such retirement occurs before the end of the Company’s fiscal
year within

which this Award

was granted, it

shall vest in

a pro-rata amount

based on actual
employment completed during said

fiscal year.

But if such retirement occurs after

the end of
the fiscal

year in which

it is

awarded, then it

shall vest

fully.

In either case,

vested Performance
Stock Units shall be

settled and paid on

the Expiration Date of

the Restricted Period

(subject
to any additional

restrictions or holding

requirements in Attachment

A), with a

value, if any,
that

otherwise

would

be

earned

under

the

applicable

Performance

Measures

established

in
Attachment

A

based

on

actual

performance.

Notwithstanding

the

above,

the

terms

of

this
paragraph (iv) shall not apply to a Participant who, prior to a Change of Control, is terminated
for cause as

described in (b)(i); said

Participant shall be treated

as provided in paragraph

(b)(i).

(v)
Spin-offs and Other

Divestitures.

If the termination

of employment

is due to

the divestiture,
cessation,

transfer,

or

spin-off

of

a

line

of

business

or

other

activity

of

the

Company,

the
Committee, in

its sole

discretion, shall

determine the

conversion, vesting,

or other

treatment
of these Awards. Such treatment shall be consistent with

Code Section 409A, and in particular
will take into

account whether a

separation from

service has occurred

within the meaning

of
Code Section 409A.
3.
Dividend

Equivalents.

Subject

to

any

applicable

provisions

in

Attachment

A,

any

dividends

or

other
distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award
is settled

and/or

forfeited

shall

be

credited

notionally

to

the Participant

in

an

amount

equal

to

such

declared
dividends or other distributions

on an equivalent number

of shares of Stock

(“Dividend Equivalents”).

Dividend
Equivalents so credited shall be paid if,

and only to the extent, the

underlying Performance Stock Units to which
they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement.

Dividend
Equivalents credited in respect to Performance Stock Units that are forfeited under the terms of the

Plan and this
document,

are

correspondingly

forfeited.

No

interest

or

other

earnings

shall

be

credited

on

Dividend
Equivalents.

Vested

Dividend Equivalents shall be paid in cash at the same time as the underlying Performance
Stock Units to which they relate are settled.
4.
Settlement

of Performance

Stock

Units.

Upon vesting

of the

Performance

Stock Units,

settlement

shall

be
completed as soon as administratively practicable

but in no event

later than 30 days

after the vesting date, except
where

such

settlement

following

a

Section

409A

Separation

from

Service

requires

a

six-month

delay.

The
Company

will provide

for settlement

in the

form of

shares of

Stock. At

the Company’s

discretion, additional
restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.

5. Non-Transferability
.

The

Performance

Stock

Units

may

not

be

sold,

assigned,

pledged,

exchanged,
hypothecated, encumbered,

disposed of, or

otherwise transferred, unless

otherwise provided in

the Plan or

this
Agreement.

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance
Stock Units or

of such rights contrary

to the provisions hereof

or in the Plan,

the Performance Stock

Units and
such rights shall immediately become null and void.
6.
Withholding of

Tax.

The Participant acknowledges

that, regardless of

any action taken by

the Company or,

if
different,

the

subsidiary

or

affiliated

company

that

employs

the

Participant

(the

“Employer”),

the

ultimate
liability for all

income tax, social

contributions, payroll tax,

fringe benefits tax,

payment on account,

hypothetical
tax or

other tax-related

items related

to the

Participant’s

participation in

the Plan

and legally

applicable to

the
Participant or

deemed by

the Company

or the

Employer in

their discretion

to be

an appropriate

charge to

the
Participant even if legally applicable to the

Company or the Employer

(“Tax-Related Items”), is and remains the
Participant’s

responsibility and

may exceed the

amount actually withheld

by the Company

or the Employer,

if
any.

The Participant further

acknowledges that the

Company and/or the

Employer (a) make

no representations
or

undertakings

regarding

the

treatment

of

any

Tax-Related

Items

in

connection

with

any

aspect

of

the
Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of

Stock
acquired pursuant

to such vesting

and the receipt

of any dividends;

and (b) do

not commit to

and are under

no
obligation to structure the terms of the

grant or any aspect of the Performance Stock

Units to reduce or eliminate
the Participant’s liability for Tax

-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax

-Related Items in more than one

jurisdiction between the Grant Date

and the date of any relevant
taxable

or

tax

withholding

event,

as

applicable,

the

Participant

acknowledges

that

the

Company

and/or

the
Employer (or former employer, as applicable)

may be required to withhold or account for Tax

-Related Items in
more than one jurisdiction.
Prior to

the relevant

taxable or

tax withholding

event, as

applicable,

the Participant

agrees to

make

adequate
arrangements satisfactory to

the Company and/or

the Employer to satisfy

all Tax-Related

Items. In this regard,
unless otherwise approved by

the Committee, the Company

shall satisfy the obligations

with regard to all Tax-
Related Items by

one or

a combination

of the following:

(i) withholding

from the Participant’s

wages or other
cash compensation paid to

the Participant by the

Company and/or the Employer;

(ii) withholding from the

shares
of

Stock

to

be

delivered

upon

settlement

of

the

Performance

Stock

Units

or

other

awards

granted

to

the
Participant or

(iii) permitting

the Participant

to tender

to the

Company cash

or,

if allowed

by the

Committee,
shares of Stock.
Depending

on

the

withholding

method,

the

Company

may

withhold

or

account

for

Tax-Related

Items

by
considering applicable statutory

withholding rates (as

determined by the

Company in good

faith and in

its sole
discretion)

or

other

applicable

withholding

rates,

including

maximum

applicable

rates,

in

which

case

the
Participant

will

receive

a

refund

of

any

over-withheld

amount

and

will

have

no

entitlement

to

the

share

equivalent.

If the

obligation for

Tax-Related

Items is

satisfied by

withholding from

the shares

of Stock

to be
delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of

Stock subject to the Performance Stock Units, notwithstanding that a number
of shares

of Stock

are held

back solely

for the

purpose of

paying the

Tax-Related

Items. The

Participant will
have

no further

rights with

respect to

any

shares of

Stock that

are retained

by the

Company pursuant

to

this
provision.
The

Participant

agrees

to

pay

to

the

Company

or

the

Employer

any

amount

of

Tax-Related

Items

that

the
Company or the

Employer may be

required to withhold

or account for

as a

result of the

Participant’s participation
in the

Plan that

cannot be

satisfied by

the means

previously

described.

The Company

may refuse

to issue

or
deliver

shares

of

Stock

or

proceeds

from

the

sale

of

shares

of

Stock

until

arrangements

satisfactory

to

the
Company have been made in connection with the Tax

-Related Items.
7.
Restrictive Covenants;

Confidential Information.

The Participant

agrees to

cooperate with

the Company

in
any way

needed in order

to comply with,

or fulfill the

terms of the

Plan and this

Award

document.

As a term
and condition of this Award,

Participant agrees to the following terms:

a. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to

hold

and

protect

such

information

as

confidential

to

the

Company,

and

not

to

engage

in

any
unauthorized

use

or

disclosure

of

such

information

for

so

long

as

such

information

qualifies

as
Confidential

Information.

I

agree

that

after

my

employment

with

the

Company

terminates

for

any
reason, including

“retirement” as

that term

is used

in the

Plan, I

will not

use or

disclose, directly

or
indirectly,

Company Confidential

Information or

trade secrets

for any

purpose, unless

I get

the prior
written consent of my manager to do so.
This document does

not prevent me from

filing a complaint with

a government agency

(including the
Securities

and

Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity
Commission and

others) or from

participating in

an agency proceeding.

This document also

does not
prevent

me

from

providing

an

agency

with

information,

including

this

document,

unless

such
information

is

legally

protected

from

disclosure

to

third

parties.

I

do

not

need

prior

company
authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in

18 U.S.C. 1833(b), I

cannot be held criminally

or civilly liable under

any federal
or state

trade secret

law for

making a

trade secret

disclosure: (A)

in confidence

to a

federal, state,

or
local

government

official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of
reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in
a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or
observe

in

the

performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of
Confidential Information include marketing,

merchandising, business plans, business

methods, pricing,
purchasing,

licensing,

contracts,

employee,

supplier

or

customer

information,

financial

data,
technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software

code, and

all other proprietary

information which

is not publicly

available to
others.
Prior to leaving the Company,

I agree to return all materials in

my possession containing Confidential
Information, as well as all other

documents and other tangible items provided

to me by General Mills,
or developed by me in connection with my employment with the Company.
b. [
This Section

7.b. does

not apply

to Colorado

and Minnesota-based

employees.
] I

agree that

for one
year after I leave

the Company,

including retiring from the Company,

I will not work on any

product,
brand category, process, or service: (A) on which

I worked, or about

which I had access

to Confidential
Information,

in the

year immediately

preceding my

termination

(including retirement)

from General
Mills, and

(B)

which

competes

with

General

Mills

products,

brand

categories,

processes,

or

related
services.

c.
I agree that for one year after I

leave General Mills, including retiring from the Company, I will refrain from directly

or indirectly

soliciting Company

employees for

the purpose

of hiring

them or

inducing
them to leave their employment with the Company.

d. I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from

using

Company

client

or

contact

lists,

and

for

two

years

I

will

refrain

from

soliciting

the
Company’s customers.
A breach of the obligations set forth in this

paragraph may result in the rescission of the

Award, termination and
forfeiture of

any unvested Units,

and/or required

payment to the

Company of

all or a

portion of

any monetary
gains acquired

by the Participant

as a result

of the Award,

unless the Award

vested and

was settled more

than
four (4) years prior to the breach.

The foregoing remedies are in addition to, and

not in lieu of injunctive relief
and/or any other legal or equitable remedies available under applicable law.
8. Nature of Grant.

In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(a)
the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified,
amended, suspended

or terminated

by the Company,

in its sole

discretion, at

any time (subject

to any
limitations set forth in the Plan);
(b)
the grant of

the Performance Stock

Units is

voluntary and occasional

and does not

create any

contractual
or other right

to receive future

grants of restricted stock

units, or benefits

in lieu of

restricted stock units,
even if restricted stock units or other awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Participant’s participation

in the Plan is voluntary;
(e)
the Performance

Stock Units

and the

Participant’s

participation in

the Plan

shall not

create a

right to
employment

or

be

interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its
Subsidiaries

or

affiliated

companies

and

shall

not

interfere

with

the

ability

of

the

Company

or

the
Employer, as

applicable, to terminate

the Participant’s

employment relationship (as

otherwise may be
permitted under local law);
(f)
unless

otherwise

agreed

with

the

Company,

the

Performance

Stock

Units

and

any

shares

of

Stock
acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not
granted as consideration for, or

in connection with, any

service the Participant

may provide as a

director
of any subsidiary or affiliate of the Company;
(g)
the Performance Stock Units and any

shares of Stock acquired under the

Plan and the income and

value
of same,

are not

part of

normal or

expected compensation

for purposes

of calculating

any severance,
resignation,

termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service
awards,

pension

or

retirement

or

welfare

benefits

or

similar

payments

and

in

no

event

should

be
considered as compensation for, or relating in any

way to, past services

for the Company, the Employer
or any subsidiary or affiliate of the Company;
(h)
the

future

value

of

the

shares

of

Stock

underlying

the

Performance

Stock

Units

is

unknown,
indeterminable, and cannot be predicted with certainty;

(i)
upon vesting of

the Performance

Stock Units, the

value of such

shares of Stock

may increase or

decrease
in value;

(j)
no

claim

or

entitlement

to

compensation

or

damages

shall

arise

from

forfeiture

of

the

Performance
Stock Units resulting from termination

of the Participant’s employment (for any reason

whatsoever and
whether

or

not

in

breach

of

local

labor

laws

or

later

found

invalid)

and,

in

consideration

of

the
Performance Stock Units,

the Participant agrees

not to institute any

claim against the Company

or the
Employer;
(k)
the

Performance

Stock

Units

and

the

benefits

evidenced

by

this

Agreement

do

not

create

any
entitlement

not

otherwise

specifically

provided

for

in

the

Plan

or

provided

by

the

Company

in

its
discretion,

to have

the

Performance

Stock Units

or

any

such benefits

transferred

to, or

assumed

by,
another company, nor to be exchanged,

cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and

(l)
neither the Company

nor any of its

Subsidiaries or affiliated

companies shall be

liable for any foreign
exchange rate

fluctuation between

the Participant’s

local currency and

the U.S. dollar

that may affect
the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of
the Performance Stock Units.
9.
Data

Privacy.
If the

Participant would

like to

participate in

the Plan,

the Participant

will need

to review

the
information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.

If

the

Participant

is

based

in

the

European

Union

(“EU”),

European

Economic

Area

(“EEA”)

or

United
Kingdom,

please

note

that

General

Mills,

Inc.

with

registered

address

at

One

General

Mills

Boulevard,
Minneapolis, MN 55426-1347, is the controller responsible for the processing of the Participant’s personal data
in connection with the Agreement and the Plan.

(a)
Data Collection

and Usage.

The Company

collects, processes,

uses and

transfers certain

personally-
identifiable information about the Participant,

specifically, the

Participant’s

name, home address and
telephone

number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other
identification

number,

salary,

nationality,

job

title,

any

shares

of

Stock

or

directorships

held

in

the
Company or

any affiliated

company,

details of

all Restricted

Stock Units

or any

other entitlement

to
shares

of

Stock

awarded,

canceled,

exercised,

settled,

vested,

unvested

or

outstanding

in

the
Participant’s

favor,

which the Company

receives from

the Participant or

the Employer (the

“Data”).
The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual
obligations

under

this

Agreement,

implementing,

administering

and

managing

the

Participant’s
participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the
Data by

the Company

is the

necessity of

the processing

for the

Company

to perform

its contractual
obligations

under

this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of
managing

the

Plan,

administering

employee

equity

awards

and

complying

with

its

contractual

and
statutory obligations.
If the

Participant is

based in

any other

jurisdiction, the

legal basis

for the

processing

of the

Data by
the Company is the Participant’s

consent as further described below.
(b)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial
Corporate Services,

Inc. (including

its affiliated

companies), an

independent service

provider

which
assists

the

Company

with

the

implementation,

administration

and

management

of

the

Plan.

In

the
future, the Company may select

a different service provider, which will in a similar manner, share Data with

such

service

provider.

The

Company’s

service

provider

will

maintain

an

account

for

the
Participant to

administer the

Restricted Stock

Units. The

processing

of Data

will take

place through
both electronic and

non-electronic means.

Data will only be accessible

by those individuals requiring
access to it for purposes of implementing, administering and operating the Plan.
(c)
International Data

Transfers.

The Company

and its

service providers

are

based in

the United

States
and

India.

The

Participant’s

country

or

jurisdiction

may

have

different

data

privacy

laws

and
protections

than the

United States

and India.

An appropriate

level of

protection

can be

achieved by
implementing safeguards such as the Standard

Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the
Participant’s

consent, as further described below.
(d)
Data Retention.

The Company

will use

the Data

only as

long as

necessary to

implement, administer
and

manage

the

Participant’s

participation

in

the

Plan,

or

as

required

to

comply

with

legal

or
regulatory

obligations,

including

tax

and

securities

laws.

When

the

Company

no

longer

needs

the
Data, the Company

will remove it

from its

systems.

If the Company

keeps data longer,

it would be to
satisfy

legal

or

regulatory

obligations

and

the

Company’s

legal

basis

would

be

relevant

laws

or
regulations

(if the

Participant is

in the

EU, EEA or

United Kingdom)

or the

Participant’s

consent (if
the Participant is outside the EU, EEA or United Kingdom).

(e)
Data

Subject

Rights.

The

Participant

may

have

a

number

of

rights

under

data

privacy

laws

in

the
Participant’s

jurisdiction.

Subject

to

the

conditions

set

out

in

the

applicable

law

and

depending

on
where the Participant

is based, such rights may

include the right to (i)

request access to,

or copies of,
the

Data

processed

by

the

Company,

(ii)

rectification

of

incorrect

Data,

(iii)

deletion

of

Data,

(iv)
restrictions on the processing of

Data, (v) object to the processing of Data for legitimate interests, (vi)
portability of Data, (vii) lodge

complaints with competent authorities in

the Participant’s

jurisdiction,
and/or

to

(viii)

receive

a

list

with

the

names

and

addresses

of

any

potential

recipients

of

Data.

To
receive clarification regarding

these rights or to exercise

these rights, the Participant can

contact HR
Direct.
(f) Necessary Disclosure of Personal Data. The Participant understands that providing the Company with
Data is necessary

for the performance

of the Agreement

and that the

Participant’s

refusal to

provide
the Data

would make

it impossible

for the

Company to

perform its

contractual

obligations

and may
affect the Participant’s

ability to participate in the Plan.
(g)
Declaration

of

Consent

(if

the

Participant

is

outside

the

EU,

EEA

and

United

Kingdom).

The
Participant hereby

unambiguously consents

to the

collection, use

and transfer,

in electronic

or other
form, of the Data,

as described above and

in any other grant

materials, by and among,

as applicable,
the

Employer,

the

Company

and

any

affiliated

company

for

the

exclusive

purpose

of

implementing,
administering and

managing the Participant’s

participation in the

Plan. The Participant

understands
that the Participant may, at any time, refuse or withdraw the consents herein,

in any case without cost,
by contacting HR Direct.

If the Participant does not consent or later seeks to revoke the

Participant’s
consent,

the

Participant’s

employment

status

or

service

with

the

Employer

will

not

be

affected;

the
Participant’s

consequence of refusing

or withdrawing consent

is that the Company

would not be able
to

award

the

Participant

Restricted

Stock

Units

or

any

other

equity

award

to

the

Participant

or
administer

or

maintain

such

awards.

Therefore,

the

Participant

understands

that

refusing

or
withdrawing

consent

may

affect

the

Participant’s

ability

to

participate

in

the

Plan.

For

more
information on the consequences of refusal to consent or withdrawal of consent, the Participant should
contact HR Direct.
10. Clawback
.

This

Award

is

specifically

made

subject

to

the

Company’s

Executive

Compensation

Clawback
Policy.
11.
Insider Trading;

Market Abuse Laws.

By participating in the Plan,

the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the

Participant’s or his or her broker’s country

of residence or where

the shares
of Stock

are listed,

the Participant

may be

subject to

insider trading

restrictions and/or

market abuse

laws that
may affect the Participant’s ability

to accept, acquire,

sell or

otherwise dispose of

shares of Stock,

rights to shares
of

Stock

(e.g.,

restricted

stock

units)

or

rights

linked

to

the

value

of

shares

of

Stock,

during

such

times

the
Participant

is

considered

to

have

“inside

information”

regarding

the

Company

as

defined

by

the

laws

or
regulations in the Participant’s country.

Local insider trading laws and regulations may prohibit the cancellation or amendment of

orders the Participant

places before he

or she possessed

inside information.

Furthermore, the
Participant could be

prohibited from (i)

disclosing the inside

information to any

third party (other

than on a

“need
to know” basis)

and (ii) “tipping”

third parties or

causing them otherwise

to buy or

sell securities. The

Participant
understands

that

third

parties

include

fellow

employees.

Any

restriction

under

these

laws

or

regulations

are
separate from

and in

addition to

any restrictions

that may

be imposed

under any

applicable Company

insider
trading

policy.

The

Participant

acknowledges

that

it

is

the

Participant’s

responsibility

to

comply

with

any
applicable restrictions, and that the

Participant should therefore consult the Participant’s personal advisor on this
matter.
12.
Electronic

Delivery.
The

Participant

agrees,

to

the

fullest

extent

permitted

by

law,

in

lieu

of

receiving
documents in paper

format, to accept

electronic delivery of

any documents that

the Company and

its Subsidiaries
or affiliated companies may deliver in connection with this grant and any other grants offered by the Company,
including

prospectuses,

grant

notifications,

account

statements,

annual

or

quarterly

reports,

and

other
communications.

Electronic

delivery

of

a

document

may

be

made

via

the

Company’s

email

system

or

by
reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the

Plan.

By

accepting

this

grant,

whether

electronically

or

otherwise,

the

Participant

hereby

consents

to
participate in the Plan through

such system, intranet, or website,

including but not limited to

the use of electronic
signatures or click-through electronic acceptance of terms and conditions.

13. English Language.
The Participant acknowledges

and agrees that it

is the Participant’s

express intent that

this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted
pursuant to the Performance Stock

Units be drawn up in

English. To the extent the Participant has

been provided
with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than
English, the

English language

documents will

prevail in

case of

any ambiguities

or divergences

as a

result of
translation.
14. Addendum.
Notwithstanding any

provisions in

this Agreement,

the Performance

Stock Units shall

be subject
to

any

special

terms

and

conditions

set

forth

in

the

Country-Specific

Addendum

to

this

Agreement

(the
“Addendum”).

Moreover,

if the

Participant transfers

to one

of the

countries included

in such

Addendum,

the
special terms and conditions

for such country will

apply to the Participant,

to the extent the

Company determines
that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the

administration

of

the

Plan

(or

the

Company

may

establish

alternative

terms

and

conditions

as

may

be
necessary

or

advisable

to

accommodate

the

Participant’s

transfer).

The

Addendum

constitutes

part

of

this
Agreement.
15.
Not a

Public Offering
. The

award of

the Performance

Stock Units

is not

intended

to be

a public

offering

of
securities in the

Participant’s

country of

employment (or

country of residence,

if different).

The Company

has
not submitted any registration

statement, prospectus or other

filings with the local

securities authorities (unless
otherwise

required

under

local

law),

and

the

award

of

the

Performance

Stock

Units

is

not

subject

to

the
supervision of the

local securities authorities.
No employee of

the Company or

any of its

Subsidiaries or affiliated
companies is

permitted to

advise the

Participant on

whether he/she

should participate

in the

Plan. Acquiring
shares

of

Stock

involves

a

degree

of

risk.

Before

deciding

to

participate

in

the

Plan,

the

Participant

should
carefully

consider

all risk

factors relevant

to the

acquisition

of shares

of Stock

under the

Plan

and carefully
review

all of

the materials

related

to the

Performance

Stock Units

and the

Plan. In

addition,

the Participant
should consult with his/her personal advisor for professional investment advice.
16.
Repatriation; Compliance with

Law
. The Participant

agrees to repatriate

all payments attributable

to the

shares
of

Stock

and/or

cash

acquired

under

the

Plan

in

accordance

with

applicable

foreign

exchange

rules

and
regulations in the

Participant’s

country of employment

(and country of

residence, if different).

In addition, the
Participant agrees to take any and all actions, and consent

to any and all actions taken by the Company and any
of its Subsidiaries and

affiliated companies, as may be

required to allow the

Company and any of

its Subsidiaries
and

affiliated

companies

to

comply

with

local

laws,

rules

and/or

regulations

in

the

Participant’s

country

of
employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations
in the Participant’s country of employment

and country of residence, if different).
17.
Imposition

of

Other

Requirements
.

The

Company

reserves

the

right

to

impose

other

requirements

on

the
Participant’s participation in the Plan, on

the Performance Stock Unit,

and on any

shares of Stock acquired

under
the Plan, to

the extent the

Company determines it

is necessary or

advisable for legal

or administrative reasons,
and

to

require

the

Participant

to

sign

any

additional

agreements

or

undertakings

that

may

be

necessary

to
accomplish the foregoing.
18. Committee’s Powers . No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent

delegated, in its delegate, pursuant

to the terms of

the Plan or

resolutions adopted
in furtherance of

the Plan, including,

without limitation, the

right to make

certain determinations and

elections
with respect

to the

Performance Stock

Unit. Any

dispute regarding

the interpretation

of this

Agreement or

the
terms of the Plan shall be submitted to the Committee

or its delegate who shall have the discretionary

authority
to construe the

terms of this Agreement,

the Plan, and all

documents ancillary to

this Award.

The decisions of
the Committee or its delegate shall be

final and binding and any reviewing court of

law or other party shall defer
to its decision,

overruling if, and

only if, it

is arbitrary and

capricious. In no

way is it intended

that this review
standard subject the Plan or Award

to the U.S. Employee Retirement Income Security Act.
19. Binding Effect
. This Agreement

shall be binding

upon and inure

to the

benefit of any

successors to the

Company
and all persons lawfully claiming under the Participant.
20.
Governing Law

and Forum
. Without

limiting the

effect of

section 16,

this Agreement

shall be

governed by,
and construed in

accordance with, the

laws of the

State of Delaware

without regard to

principles of conflict

of
laws.

21. Severability
.

The

provisions

of

this

Agreement

are

severable

and

if

any

one

or

more

of

the

provisions

are
determined to

be illegal or

otherwise unenforceable,

in whole or

in part, the

Agreement shall be

reformed and
construed so that it would

be enforceable to the maximum

extent legally possible, and if

it cannot be so

reformed
and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22. Waiver
. The waiver by the Company

with respect to Participant’s

(or any other participant’s)

compliance with
any

provision

of this

Agreement

shall not

operate

or be

construed

as a

waiver

of any

other

provision

of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation

Plan is available on G&Me
by searching “2022 Stock Compensation Plan”.

A copy of the Company’s latest Annual Report

on Form 10-K is also
available on the Company’s website

at www.generalmills.com

under Investor Information/Annual Reports.
GENERAL MILLS, INC.

GENERAL MILLS, INC.
PERFORMANCE STOCK UNIT AWARD

AGREEMENT
GRANT DATE:
PARTICIPANT: [CEO]
PERNR:
TARGET NUMBER OF

UNITS SUBJECT TO
AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE

OF RESTRICTED
PERIOD:
This Award

is made

under the

General Mills,

Inc. 2022

Stock Compensation

Plan (the

"Plan"), and

is
subject

to

the

terms

and

conditions

contained

in

the

Plan

document

and

this

Performance

Stock

Unit
Award

Agreement (“Agreement”).

The Participant:

(i) acknowledges

receipt of

a copy

of the

Plan and
Plan prospectus, (ii) represents that the Participant

has carefully read and is familiar with the provisions
of this Agreement and the Plan, and (iii) hereby accepts

the Performance Stock Units subject to all of the
terms

and

conditions

set

forth

herein,

and

in the

Plan.

If the

Participant

does

not

wish to

receive

the
Performance

Stock

Units and/or

does

not

consent

and

agree

to the

terms

and

conditions on

which the
Performance

Stock Units

are offered,

as set

forth in

this Agreement

and the

Plan, then

the Participant
must

reject

this

Award

via

the

website

of

the

Company’s

designated

broker,

no

later

than

60

days
following the Grant Date.

If the Participant rejects this Award,

this Award will immediately

be forfeited
and cancelled.

The Participant’s failure to

reject this Award

within this 60 day period will constitute the
Participant’s

acceptance

of this

Award

and all

terms

and conditions

of this

Award,

as set

forth

in this
Agreement and the Plan.
THIS AWARD,

dated on

the above

Grant Date,

is made

by General

Mills, Inc., (the

"Company"), and

made to
the person named above (the "Participant" or referred

to as “I”, “you”, or “my”) (“Award”).
23.
Award

of Units.

Each unit

awarded represents

the right

to receive

one share

of the

Company common

stock,
par value

USD 0.10

per share

(“Stock”).

The units

granted

pursuant

to this

Agreement

are referred

to as

the
“Performance

Stock

Units”.

The

number

of

Performance

Stock

Units

earned

by

the

Participant

for

the
Performance Period will be determined at the end

of the Performance Period based on the level of

achievement
against the

Performance Measures

and conditions

in accordance

with Attachment

A. The

number of

shares of
Stock the

Participant is

paid is

dependent on

the number

of Performance

Stock Units

earned and

satisfactory
completion

of

the

service

requirements

described

herein.

Whether,

and

the

extent

to

which

Performance
Measures have

been satisfied

at the

end of

the Performance

Period shall

be certified

by the

Compensation &
Talent Committee before any payment is made, and all such determinations shall be made by the Compensation
& Talent

Committee in

its sole

discretion. For

each Performance

Stock Unit

earned and

vested, if

any,

at the
Expiration Date of the Restricted Period, one share of the Company’s Stock shall be issued to the Participant on the Expiration

Date of

the Restricted

Period, subject

to any

additional restrictions

or holding

requirements in
Attachment A. Except

as otherwise defined herein,

capitalized terms shall have

the same meanings

ascribed to
them under the Plan.
24.
Vesting of

Performance Stock Units; Forfeiture of Performance

Stock Units.
(a)
Vesting

Schedule
. The

Performance

Stock Units

shall vest

on the

Expiration

Date of

the Restricted
Period set forth above (“Vesting

Date”) subject to the terms of this Agreement and the Plan.
(b)
Forfeiture

of Performance

Stock Units
. The

Participant acknowledges

that the

Performance Stock
Units awarded hereunder are subject to forfeiture if the

Participant’s employment with the Company or
any subsidiary or affiliated companies terminates under certain circumstances before the Vesting

Date,
as herein provided.
(vi)
Resignation or Termination

for Cause.

If the Participant’s employment with the Company or
any subsidiary or affiliated

companies is terminated

by either (i)

resignation, or (ii)

a discharge
due to Participant’s

illegal activities, poor

work performance,

misconduct or

violation of the

Company’s Code of Conduct, policies or practices, then

these Performance Stock Units, to

the
extent

they

are

not

fully

vested

as

of

the

Termination

Date,

shall

for

no

consideration

be
cancelled and

forfeited in

their entirety.

For the

avoidance of

doubt, “Termination

Date” for
purposes of this Award will be deemed to occur as of the date Participant is no longer actively
providing services

as an

employee, unless

otherwise determined

by the

Company in

its sole
discretion, and no vesting shall continue during any notice period that may be specified under contract or

applicable law

with respect

to such

termination, including

any “garden

leave” or
similar period, except as may otherwise be permitted in the Company’s sole discretion.
(vii) Involuntary Termination/ Early Retirement.

If the Participant’s employment by the Company
terminates involuntarily

at the initiation

of the

Company for

any reason

other than

specified
in

Plan

Section

(Change

in

Control),

or

(i),

(iv)

or

(v)

in

this

section

2,

and

upon

the
execution (without

revoking) of

an effective

general legal

release and

such other

documents
as are

satisfactory to

the Company,

or if

the Participant

retires on

or after

age 55

but before
age 62,

this Award

shall be

payable on

the Expiration

Date of

the Restricted

Period

with a
value,

if

any,

that

otherwise

would

be

earned

under

the

applicable

performance

goals
established under Attachment A based on actual performance; and shall vest at the Expiration
Date

of

the

Restricted

Period

in

a

pro-rata

amount

based

on actual

employment

completed
during the Performance

Period through the

date of termination.

All other Performance

Share
Units shall be forfeited as of the date of termination.

(viii) Death.

If a

Participant dies

while employed

by the

Company or

any subsidiary

or
affiliated companies

during the

Performance Period,

this Award

shall fully

vest and

shall be
considered

to

be

earned

in

full

“at

target”

as

if

the

applicable

Performance

Measures
established in Attachment A have been achieved at target, and settled and paid on the first day
of the month following death to the designated beneficiary or beneficiaries.
(ix) Normal Retirement
.

If the termination

of employment is due

to a Participant’s

retirement on
or after

age 62,

then

if such

retirement occurs

before the

end of

the Company’s

fiscal year
within

which

this

Award

was

granted,

it

shall

vest

in

a

pro-rata

amount

based

on

actual
employment completed during said

fiscal year.

But if such retirement occurs after

the end of
the fiscal year in which it is awarded, then it shall vest fully.

In either case, vested Units shall
be paid

on the

Expiration Date

of the

Restricted Period,

with a

value, if

any,

that otherwise
would be earned under the applicable

performance goals established in the Attachment

based
on actual performance.
(x)
Spin-offs and Other

Divestitures.

If the termination

of employment

is due to

the divestiture,
cessation,

transfer,

or

spin-off

of

a

line

of

business

or

other

activity

of

the

Company,

the
Committee, in

its sole

discretion, shall

determine the

conversion, vesting,

or other

treatment
of these Awards. Such treatment shall be consistent with

Code Section 409A, and in particular
will take into

account whether a

separation from

service has occurred

within the meaning

of
Code Section 409A.
25.
Dividend

Equivalents.

Subject

to

any

applicable

provisions

in

Attachment

A,

any

dividends

or

other
distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award
is settled

and/or

forfeited

shall

be

credited

notionally

to

the Participant

in

an

amount

equal

to

such

declared
dividends or other distributions

on an equivalent number

of shares of Stock

(“Dividend Equivalents”).

Dividend
Equivalents so credited shall be paid if,

and only to the extent, the

underlying Performance Stock Units to which
they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement.

Dividend
Equivalents credited in respect to Performance Stock Units that are forfeited under the terms of the

Plan and this
document,

are

correspondingly

forfeited.

No

interest

or

other

earnings

shall

be

credited

on

Dividend
Equivalents.

Vested

Dividend Equivalents shall be paid in cash at the same time as the underlying Performance
Stock Units to which they relate are settled.
26.
Settlement

of Performance

Stock

Units.

Upon vesting

of the

Performance

Stock Units,

settlement

shall

be
completed as soon as administratively practicable

but in no event

later than 30 days

after the vesting date, except
where

such

settlement

following

a

Section

409A

Separation

from

Service

requires

a

six-month

delay.

The
Company

will provide

for settlement

in the

form of

shares of

Stock. At

the Company’s

discretion, additional
restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.

27. Non-Transferability
.

The

Performance

Stock

Units

may

not

be

sold,

assigned,

pledged,

exchanged,
hypothecated, encumbered,

disposed of, or

otherwise transferred, unless

otherwise provided in

the Plan or

this
Agreement.

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance
Stock Units or

of such rights contrary

to the provisions hereof

or in the Plan,

the Performance Stock

Units and
such rights shall immediately become null and void.
28.
Withholding of

Tax.

The Participant acknowledges

that, regardless of

any action taken by

the Company or,

if
different,

the

subsidiary

or

affiliated

company

that

employs

the

Participant

(the

“Employer”),

the

ultimate
liability for all

income tax, social

contributions, payroll tax,

fringe benefits tax,

payment on account,

hypothetical
tax or

other tax-related

items related

to the

Participant’s

participation in

the Plan

and legally

applicable to

the
Participant or

deemed by

the Company

or the

Employer in

their discretion

to be

an appropriate

charge to

the
Participant even if legally applicable to the

Company or the Employer (“Tax-Related Items”),

is and remains the
Participant’s

responsibility and

may exceed the

amount actually withheld

by the Company

or the Employer,

if
any.

The Participant further

acknowledges that the

Company and/or the

Employer (a) make

no representations
or

undertakings

regarding

the

treatment

of

any

Tax-Related

Items

in

connection

with

any

aspect

of

the
Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of

Stock
acquired pursuant

to such vesting

and the receipt

of any dividends;

and (b) do

not commit to

and are under

no
obligation to structure the terms of the

grant or any aspect of the Performance Stock

Units to reduce or eliminate
the Participant’s liability for Tax

-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax

-Related Items in more than one

jurisdiction between the Grant Date

and the date of any relevant
taxable

or

tax

withholding

event,

as

applicable,

the

Participant

acknowledges

that

the

Company

and/or

the
Employer (or former employer, as applicable)

may be required to withhold or account for Tax

-Related Items in
more than one jurisdiction.
Prior to

the relevant

taxable or

tax withholding

event, as

applicable,

the Participant

agrees to

make

adequate
arrangements satisfactory to

the Company and/or

the Employer to satisfy

all Tax-Related

Items. In this regard,
unless otherwise approved by

the Committee, the Company

shall satisfy the obligations

with regard to all Tax-
Related Items by

one or

a combination

of the following:

(i) withholding

from the Participant’s

wages or other
cash compensation paid to

the Participant by the

Company and/or the Employer;

(ii) withholding from the

shares
of

Stock

to

be

delivered

upon

settlement

of

the

Performance

Stock

Units

or

other

awards

granted

to

the
Participant or

(iii) permitting

the Participant

to tender

to the

Company cash

or,

if allowed

by the

Committee,
shares of Stock.
Depending

on

the

withholding

method,

the

Company

may

withhold

or

account

for

Tax-Related

Items

by
considering applicable statutory

withholding rates (as

determined by the

Company in good

faith and in

its sole
discretion)

or

other

applicable

withholding

rates,

including

maximum

applicable

rates,

in

which

case

the
Participant

will

receive

a

refund

of

any

over-withheld

amount

and

will

have

no

entitlement

to

the

share
equivalent.

If the

obligation for

Tax-Related

Items is

satisfied by

withholding from

the shares

of Stock

to be
delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of

Stock subject to the Performance Stock Units, notwithstanding that a number
of shares

of Stock

are held

back solely

for the

purpose of

paying the

Tax-Related

Items. The

Participant will
have

no further

rights with

respect to

any

shares of

Stock that

are retained

by the

Company pursuant

to

this
provision.
The

Participant

agrees

to

pay

to

the

Company

or

the

Employer

any

amount

of

Tax-Related

Items

that

the
Company or the

Employer may be

required to withhold

or account for

as a

result of the

Participant’s participation
in the

Plan that

cannot be

satisfied by

the means

previously

described.

The Company

may refuse

to issue

or
deliver

shares

of

Stock

or

proceeds

from

the

sale

of

shares

of

Stock

until

arrangements

satisfactory

to

the
Company have been made in connection with the Tax

-Related Items.
29.
Restrictive Covenants;

Confidential Information.

The Participant

agrees to

cooperate with

the Company

in
any way

needed in order

to comply with,

or fulfill the

terms of the

Plan and this

Award

document.

As a term
and condition of this Award,

Participant agrees to the following terms:

e. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to

hold

and

protect

such

information

as

confidential

to

the

Company,

and

not

to

engage

in

any
unauthorized

use

or

disclosure

of

such

information

for

so

long

as

such

information

qualifies

as
Confidential

Information.

I

agree

that

after

my

employment

with

the

Company

terminates

for

any
reason, including

“retirement” as

that term

is used

in the

Plan, I

will not

use or

disclose, directly

or
indirectly,

Company Confidential

Information or

trade secrets

for any

purpose, unless

I get

the prior
written consent of my manager to do so.

This document does

not prevent me from

filing a complaint with

a government agency

(including the
Securities

and

Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity
Commission and

others) or from

participating in

an agency proceeding.

This document also

does not
prevent

me

from

providing

an

agency

with

information,

including

this

document,

unless

such
information

is

legally

protected

from

disclosure

to

third

parties.

I

do

not

need

prior

company
authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in

18 U.S.C. 1833(b), I

cannot be held criminally

or civilly liable under

any federal
or state

trade secret

law for

making a

trade secret

disclosure: (A)

in confidence

to a

federal, state,

or
local

government

official,

either

directly

or

indirectly,

or

to

an

attorney,

solely

for

the

purpose

of
reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in
a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or
observe

in

the

performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of
Confidential Information include marketing,

merchandising, business plans, business

methods, pricing,
purchasing,

licensing,

contracts,

employee,

supplier

or

customer

information,

financial

data,
technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software

code, and

all other proprietary

information which

is not publicly

available to
others.
Prior to leaving the Company,

I agree to return all materials in

my possession containing Confidential
Information, as well as all other

documents and other tangible items provided

to me by General Mills,
or developed by me in connection with my employment with the Company.
f. [
This Section

7.b. does

not apply

to Colorado

and Minnesota-based

employees.
] I

agree that

for one
year after I leave

the Company,

including retiring from the Company,

I will not work on any

product,
brand category, process, or service: (A) on which

I worked, or about

which I had access

to Confidential
Information,

in the

year immediately

preceding my

termination

(including retirement)

from General
Mills, and

(B)

which

competes

with

General

Mills

products,

brand

categories,

processes,

or

related
services.

g.
I agree that for one year after I

leave General Mills, including retiring from the Company, I will refrain from directly

or indirectly

soliciting Company

employees for

the purpose

of hiring

them or

inducing
them to leave their employment with the Company.
h.
I agree that after I leave General Mills, including retiring from the Company,

I will indefinitely refrain
from

using

Company

client

or

contact

lists,

and

for

two

years

I

will

refrain

from

soliciting

the
Company’s customers.
A breach of the obligations set forth in this

paragraph may result in the rescission of the

Award, termination and
forfeiture of

any unvested Units,

and/or required

payment to the

Company of

all or a

portion of

any monetary
gains acquired

by the Participant

as a result

of the Award,

unless the Award

vested and

was settled more

than
four (4) years prior to the breach.

The foregoing remedies are in addition to, and

not in lieu of injunctive relief
and/or any other legal or equitable remedies available under applicable law.
30. Nature of Grant.

In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(m)
the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified,
amended, suspended

or terminated

by the Company,

in its sole

discretion, at

any time (subject

to any
limitations set forth in the Plan);
(n)
the grant of

the Performance Stock

Units is

voluntary and occasional

and does not

create any

contractual
or other right

to receive future

grants of restricted stock

units, or benefits

in lieu of

restricted stock units,
even if restricted stock units or other awards have been granted in the past;
(o)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(p)
the Participant’s participation

in the Plan is voluntary;

(q)
the Performance

Stock Units

and the

Participant’s

participation in

the Plan

shall not

create a

right to
employment

or

be

interpreted

as

forming

an

employment

contract

with

the

Company

or

any

of

its
Subsidiaries

or

affiliated

companies

and

shall

not

interfere

with

the

ability

of

the

Company

or

the
Employer, as

applicable, to terminate

the Participant’s

employment relationship (as

otherwise may be
permitted under local law);
(r)
unless

otherwise

agreed

with

the

Company,

the

Performance

Stock

Units

and

any

shares

of

Stock
acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not
granted as consideration for, or

in connection with, any

service the Participant

may provide as a

director
of any subsidiary or affiliate of the Company;
(s)
the Performance Stock Units and any

shares of Stock acquired under the

Plan and the income and

value
of same,

are not

part of

normal or

expected compensation

for purposes

of calculating

any severance,
resignation,

termination,

redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service
awards,

pension

or

retirement

or

welfare

benefits

or

similar

payments

and

in

no

event

should

be
considered as compensation for, or relating in any

way to, past services

for the Company, the Employer
or any subsidiary or affiliate of the Company;
(t)
the

future

value

of

the

shares

of

Stock

underlying

the

Performance

Stock

Units

is

unknown,
indeterminable, and cannot be predicted with certainty;

(u)
upon vesting of

the Performance

Stock Units, the

value of such

shares of Stock

may increase or

decrease
in value;

(v)
no

claim

or

entitlement

to

compensation

or

damages

shall

arise

from

forfeiture

of

the

Performance
Stock Units resulting from termination

of the Participant’s employment (for any reason

whatsoever and
whether

or

not

in

breach

of

local

labor

laws

or

later

found

invalid)

and,

in

consideration

of

the
Performance Stock Units,

the Participant agrees

not to institute any

claim against the Company

or the
Employer;
(w)
the

Performance

Stock

Units

and

the

benefits

evidenced

by

this

Agreement

do

not

create

any
entitlement

not

otherwise

specifically

provided

for

in

the

Plan

or

provided

by

the

Company

in

its
discretion,

to have

the

Performance

Stock Units

or

any

such benefits

transferred

to, or

assumed

by,
another company, nor to be exchanged,

cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(x)
neither the Company

nor any of its

Subsidiaries or affiliated

companies shall be

liable for any foreign
exchange rate

fluctuation between

the Participant’s

local currency and

the U.S. dollar

that may affect
the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of
the Performance Stock Units.
31.
Data

Privacy.
If the

Participant would

like to

participate in

the Plan,

the Participant

will need

to review

the
information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.

If

the

Participant

is

based

in

the

European

Union

(“EU”),

European

Economic

Area

(“EEA”)

or

United
Kingdom,

please

note

that

General

Mills,

Inc.

with

registered

address

at

One

General

Mills

Boulevard,
Minneapolis, MN 55426-1347, is the controller responsible for the processing of the Participant’s personal data
in connection with the Agreement and the Plan.

(h)
Data Collection

and Usage.

The Company

collects, processes,

uses and

transfers certain

personally-
identifiable information about the Participant,

specifically, the

Participant’s

name, home address and
telephone

number,

email

address,

date

of

birth,

social

insurance,

passport

number

or

other
identification

number,

salary,

nationality,

job

title,

any

shares

of

Stock

or

directorships

held

in

the
Company or

any affiliated

company,

details of

all Restricted

Stock Units

or any

other entitlement

to
shares

of

Stock

awarded,

canceled,

exercised,

settled,

vested,

unvested

or

outstanding

in

the
Participant’s

favor,

which the Company

receives from

the Participant or

the Employer (the

“Data”).
The

Company

collects,

processes

and

uses

the

Data

for

the

purposes

of

performing

its

contractual

obligations

under

this

Agreement,

implementing,

administering

and

managing

the

Participant’s
participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the
Data by

the Company

is the

necessity of

the processing

for the

Company

to perform

its contractual
obligations

under

this

Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of
managing

the

Plan,

administering

employee

equity

awards

and

complying

with

its

contractual

and
statutory obligations.
If the

Participant is

based in

any other

jurisdiction, the

legal basis

for the

processing

of the

Data by
the Company is the Participant’s

consent as further described below.
(i)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial
Corporate Services,

Inc. (including

its affiliated

companies), an

independent service

provider

which
assists

the

Company

with

the

implementation,

administration

and

management

of

the

Plan.

In

the
future, the Company may select

a different service provider, which will in a similar manner, share Data with

such

service

provider.

The

Company’s

service

provider

will

maintain

an

account

for

the
Participant to

administer the

Restricted Stock

Units. The

processing

of Data

will take

place through
both electronic and

non-electronic means.

Data will only be accessible

by those individuals requiring
access to it for purposes of implementing, administering and operating the Plan.
(j)
International Data

Transfers.

The Company

and its

service providers

are

based in

the United

States
and

India.

The

Participant’s

country

or

jurisdiction

may

have

different

data

privacy

laws

and
protections

than the

United States

and India.

An appropriate

level of

protection

can be

achieved by
implementing safeguards such as the Standard

Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the
Participant’s

consent, as further described below.
(k)
Data Retention.

The Company

will use

the Data

only as

long as

necessary to

implement, administer
and

manage

the

Participant’s

participation

in

the

Plan,

or

as

required

to

comply

with

legal

or
regulatory

obligations,

including

tax

and

securities

laws.

When

the

Company

no

longer

needs

the
Data, the Company

will remove it

from its

systems.

If the Company

keeps data longer,

it would be to
satisfy

legal

or

regulatory

obligations

and

the

Company’s

legal

basis

would

be

relevant

laws

or
regulations

(if the

Participant is

in the

EU, EEA or

United Kingdom)

or the

Participant’s

consent (if
the Participant is outside the EU, EEA or United Kingdom).
(l)
Data

Subject

Rights.

The

Participant

may

have

a

number

of

rights

under

data

privacy

laws

in

the
Participant’s

jurisdiction.

Subject

to

the

conditions

set

out

in

the

applicable

law

and

depending

on
where the Participant

is based, such rights may

include the right to (i)

request access to,

or copies of,
the

Data

processed

by

the

Company,

(ii)

rectification

of

incorrect

Data,

(iii)

deletion

of

Data,

(iv)
restrictions on the processing of

Data, (v) object to the processing of Data for legitimate interests, (vi)
portability of Data, (vii) lodge

complaints with competent authorities in

the Participant’s

jurisdiction,
and/or

to

(viii)

receive

a

list

with

the

names

and

addresses

of

any

potential

recipients

of

Data.

To
receive clarification regarding

these rights or to exercise

these rights, the Participant can contact

HR
Direct.
(m) Necessary Disclosure of Personal Data. The Participant understands that providing the Company with
Data is necessary

for the performance

of the Agreement

and that the

Participant’s

refusal to

provide
the Data

would make

it impossible

for the

Company to

perform its

contractual

obligations

and may
affect the Participant’s

ability to participate in the Plan.
(n)
Declaration

of

Consent

(if

the

Participant

is

outside

the

EU,

EEA

and

United

Kingdom).

The
Participant hereby

unambiguously consents

to the

collection, use

and transfer,

in electronic

or other
form, of the Data,

as described above and

in any other grant

materials, by and among,

as applicable,
the

Employer,

the

Company

and

any

affiliated

company

for

the

exclusive

purpose

of

implementing,
administering and

managing the Participant’s

participation in the

Plan. The Participant

understands
that the Participant may, at any time, refuse or withdraw the consents herein,

in any case without cost,
by contacting HR Direct.

If the Participant does not consent or later seeks to revoke the

Participant’s
consent,

the

Participant’s

employment

status

or

service

with

the

Employer

will

not

be

affected;

the

Participant’s

consequence of refusing

or withdrawing consent

is that the Company

would not be able
to

award

the

Participant

Restricted

Stock

Units

or

any

other

equity

award

to

the

Participant

or
administer

or

maintain

such

awards.

Therefore,

the

Participant

understands

that

refusing

or
withdrawing

consent

may

affect

the

Participant’s

ability

to

participate

in

the

Plan.

For

more
information on the consequences of refusal to consent or withdrawal of consent, the Participant should
contact HR Direct.
32. Clawback
.

This

Award

is

specifically

made

subject

to

the

Company’s

Executive

Compensation

Clawback
Policy.
33.
Insider Trading;

Market Abuse Laws.

By participating in the Plan,

the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the

Participant’s or his or her broker’s country

of residence or where

the shares
of Stock

are listed,

the Participant

may be

subject to

insider trading

restrictions and/or

market abuse

laws that
may affect the Participant’s ability

to accept, acquire,

sell or

otherwise dispose of

shares of Stock,

rights to shares
of

Stock

(e.g.,

restricted

stock

units)

or

rights

linked

to

the

value

of

shares

of

Stock,

during

such

times

the
Participant

is

considered

to

have

“inside

information”

regarding

the

Company

as

defined

by

the

laws

or
regulations in the Participant’s country.

Local insider trading laws and regulations may prohibit the cancellation or amendment of

orders the Participant

places before he

or she possessed

inside information.

Furthermore, the
Participant could be

prohibited from (i)

disclosing the inside

information to any

third party (other

than on a

“need
to know” basis)

and (ii) “tipping”

third parties or

causing them otherwise

to buy or

sell securities. The

Participant
understands

that

third

parties

include

fellow

employees.

Any

restriction

under

these

laws

or

regulations

are
separate from

and in

addition to

any restrictions

that may

be imposed

under any

applicable Company

insider
trading

policy.

The

Participant

acknowledges

that

it

is

the

Participant’s

responsibility

to

comply

with

any
applicable restrictions, and that the

Participant should therefore consult the Participant’s personal advisor on this
matter.
34.
Electronic

Delivery.
The

Participant

agrees,

to

the

fullest

extent

permitted

by

law,

in

lieu

of

receiving
documents in paper

format, to accept

electronic delivery of

any documents that

the Company and

its Subsidiaries
or affiliated companies may deliver in connection with this grant and any other grants offered by the Company,
including

prospectuses,

grant

notifications,

account

statements,

annual

or

quarterly

reports,

and

other
communications.

Electronic

delivery

of

a

document

may

be

made

via

the

Company’s

email

system

or

by
reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the

Plan.

By

accepting

this

grant,

whether

electronically

or

otherwise,

the

Participant

hereby

consents

to
participate in the Plan through

such system, intranet, or website,

including but not limited to

the use of electronic
signatures or click-through electronic acceptance of terms and conditions.
35. English Language.
The Participant acknowledges

and agrees that it

is the Participant’s

express intent that

this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted
pursuant to the Performance Stock

Units be drawn up in

English. To the extent the Participant has

been provided
with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than
English, the

English language

documents will

prevail in

case of

any ambiguities

or divergences

as a

result of
translation.
36. Addendum.
Notwithstanding any

provisions in

this Agreement,

the Performance

Stock Units shall

be subject
to

any

special

terms

and

conditions

set

forth

in

the

Country-Specific

Addendum

to

this

Agreement

(the
“Addendum”).

Moreover,

if the

Participant transfers

to one

of the

countries included

in such

Addendum,

the
special terms and conditions

for such country will

apply to the Participant,

to the extent the

Company determines
that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the

administration

of

the

Plan

(or

the

Company

may

establish

alternative

terms

and

conditions

as

may

be
necessary

or

advisable

to

accommodate

the

Participant’s

transfer).

The

Addendum

constitutes

part

of

this
Agreement.
37.
Not a

Public Offering
. The

award of

the Performance

Stock Units

is not

intended

to be

a public

offering

of
securities in the

Participant’s

country of

employment (or

country of residence,

if different).

The Company

has
not submitted any registration

statement, prospectus or other

filings with the local

securities authorities (unless
otherwise

required

under

local

law),

and

the

award

of

the

Performance

Stock

Units

is

not

subject

to

the
supervision of the

local securities authorities.
No employee of

the Company or

any of its

Subsidiaries or affiliated
companies is

permitted to

advise the

Participant on

whether he/she

should participate

in the

Plan. Acquiring
shares

of

Stock

involves

a

degree

of

risk.

Before

deciding

to

participate

in

the

Plan,

the

Participant

should
carefully

consider

all risk

factors relevant

to the

acquisition

of shares

of Stock

under the

Plan

and carefully

review

all of

the materials

related

to the

Performance

Stock Units

and the

Plan. In

addition,

the Participant
should consult with his/her personal advisor for professional investment advice.
38.
Repatriation; Compliance with

Law
. The Participant

agrees to repatriate

all payments attributable

to the

shares
of

Stock

and/or

cash

acquired

under

the

Plan

in

accordance

with

applicable

foreign

exchange

rules

and
regulations in the

Participant’s country

of employment (and

country of residence,

if different). In

addition, the
Participant agrees to take any and all actions, and

consent to any and all actions taken by the Company and

any
of its Subsidiaries and

affiliated companies, as may be

required to allow the

Company and any of

its Subsidiaries
and

affiliated

companies

to

comply

with

local

laws,

rules

and/or

regulations

in

the

Participant’s

country

of
employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations
in the Participant’s country of employment

and country of residence, if different).
39.
Imposition

of

Other

Requirements
.

The

Company

reserves

the

right

to

impose

other

requirements

on

the
Participant’s participation in the Plan, on

the Performance Stock Unit,

and on any

shares of Stock acquired

under
the Plan, to

the extent the

Company determines it

is necessary or

advisable for legal

or administrative reasons,
and

to

require

the

Participant

to

sign

any

additional

agreements

or

undertakings

that

may

be

necessary

to
accomplish the foregoing.
40. Committee’s Powers . No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent

delegated, in its delegate, pursuant

to the terms of

the Plan or

resolutions adopted
in furtherance of

the Plan, including,

without limitation, the

right to make

certain determinations and

elections
with respect

to the

Performance Stock

Unit. Any dispute

regarding the

interpretation of

this Agreement

or the
terms of the Plan shall be submitted to the Committee or

its delegate who shall have the discretionary

authority
to construe the

terms of this Agreement,

the Plan, and all

documents ancillary to

this Award.

The decisions of
the Committee or its delegate shall be

final and binding and any reviewing court of

law or other party shall defer
to its decision,

overruling if, and

only if, it

is arbitrary and

capricious. In no

way is it intended

that this review
standard subject the Plan or Award

to the U.S. Employee Retirement Income Security Act.
41. Binding Effect
. This Agreement

shall be binding

upon and inure

to the

benefit of any

successors to the

Company
and all persons lawfully claiming under the Participant.
42.
Governing Law

and Forum
. Without

limiting the

effect of

section 16,

this Agreement

shall be

governed by,
and construed in

accordance with, the

laws of the

State of Delaware

without regard to

principles of conflict

of
laws.
43. Severability
.

The

provisions

of

this

Agreement

are

severable

and

if

any

one

or

more

of

the

provisions

are
determined to

be illegal or

otherwise unenforceable,

in whole or

in part, the

Agreement shall be

reformed and
construed so that it would

be enforceable to the

maximum extent legally possible, and

if it cannot be

so reformed
and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
44. Waiver
. The waiver by the Company

with respect to Participant’s

(or any other participant’s)

compliance with
any

provision

of this

Agreement

shall not

operate

or be

construed

as a

waiver

of any

other

provision

of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation

Plan is available on G&Me
by searching “2022 Stock Compensation Plan”.

A copy of the Company’s latest Annual Report

on Form 10-K is also
available on the Company’s website

at www.generalmills.com

under Investor Information/Annual Reports.
GENERAL MILLS, INC.